Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
13.	Commitments and Contingencies

Operating Leases

On June 9, 2011, the Company entered into a new lease agreement (the “Lease’) to relocate its corporate headquarters to 60 Cutter Mill Road, Great Neck, New York.  The Lease is for a term of five years and two months commencing June 2011 and ending August 2016.  The rent increases annually during the term and ranges from approximately $2,800 per month during the first year to approximately $3,200 per month during the fifth year.

At December 31, 2015, approximate future minimum rental, including utilities, payments under these commitments are $28,100.

Rent expense, including utilities, was approximately $42,000 in each of the years 2015 and 2014.

Employment Agreements

In March 1999, we entered into an employment agreement with Assaf Ran, our President and Chief Executive Officer pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives an annual base salary of $225,000 and annual bonuses as determined by the Compensation Committee of the board of directors, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment.

Mr. Ran’s annual base compensation was $225,000 for each of the years 2015 and 2014, and a bonus of $65,000 and $35,000, respectively, for the years 2015 and 2014 which was approved by the Compensation Committee. In 2015, the Compensation Committee also approved a special bonus of $30,000 to Mr. Ran for establishing the Webster Credit Line.